DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    The Federal Reserve Board relaxed its policy of monetary restraint in July 1995 when it lowered the Fed Funds rate on July 6th. This reduction ended the upward pressure on short-term rates that had prevailed since the beginning of 1994. The Fed's restraint was based on concern about a resurgence of inflation, given the strong economic news then prevailing. But in July, reports indicated a significant weakening trend in the economy. The
July reduction in the Fed Funds rate signaled that economic growth issues outweighed, for a time, Federal Reserve fears of a resurgence of inflation.
The Fed's easing was limited to a lowering of the Fed Funds rate by 25 basis points; the discount rate remained at 5.25% -- its level for most of 1995.
    For its semi-annual reporting period ended July 31, 1995, your Fund provided an annualized yield of 3.43%. For Massachusetts investors in the highest income tax bracket, this equates to a taxable equivalent yield of 6.45%. Income dividends of approximately $.017 per share were paid during the period. Reinvesting these dividends and calculating the effect of this compounding resulted in an annualized effective yield of 3.48%.* These dividends were exempt from Federal and Commonwealth of Massachusetts personal income taxes although certain shareholders may be subject to the Federal
Alternative Minimum Tax (AMT).
THE ECONOMY
    The Fed easing was triggered by concern about the weakening economy.
Economic reports indicated flagging home and auto sales, and new home construction weakened from earlier this year. Furthermore, rising business inventories (a frequent harbinger of a business slowdown) and weakening retail sales lent additional credibility to the case for easier credit conditions. By midyear, jobless claims were also on the rise, a particularly politically sensitive indicator made even more so by the coming Presidential election year. In anticipation of the Federal Reserve Board's reaction to these economic indicators, and in an effort to provide attractive yields, we chose to extend the average maturity of your Fund's portfolio.
MARKET ENVIRONMENT
    While market fundamentals do affect the short-term municipal market, the overriding influence continues to be market technicals (i.e., supply/demand).
 The securities which the portfolio can hold that provide the highest degree of liquidity are 1-day and 7-day demand notes. Since the rates on these notes, which your Fund held during the reporting period, are adjusted on a daily or weekly basis, your Fund's fluctuating yields reflected these rapid adjustments over time. For example, the entire tax exempt note market exhibited significant strength during late June and early July as demand exceeded supply, and short-term yields on municipal issues dropped accordingly. More recently, market conditions have begun to stabilize and yields in the marketplace have returned to more attractive levels. However, over the coming months, supply and demand conditions could still result in market weakness, thereby providing additional buying opportunities. This does not rule out the possibility of another Fed easing. Nevertheless, we currently expect the market's technical factors to outweigh the effect of any further monetary action.

THE PORTFOLIO
    In the wake of the Orange County, California bankruptcy filing in December 1994, we continue to be even more vigilant in using our credit research facilities to locate those credits that meet our high internal standards and that can provide your Fund with attractive returns. Keep in mind that there continues to be heightened demand for those issues which provide tax-free income to the Massachusetts investor. As a result, Massachusetts notes have traded at a premium to general market levels. Yet, on an after-tax basis, the securities in your Fund have generated an attractive return to the high income Massachusetts resident. Our primary tasks -- to preserve principal, to invest in those issues that meet our high quality standards, and to maintain a balance of income and liquidity consistent with our conservative management philosophy-continue to underscore our portfolio management decisions.
    Included in this report is a series of detailed statements regarding your Fund's holdings and its financial condition. We hope they are informative.
Please know that we appreciate greatly your continued confidence in the Fund and in Dreyfus.
                              Very truly yours,
                          [Richard J. Moynihan signature logo]
                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation

September 7, 1995
New York, N.Y.
* Annualized effective yield is based upon dividends declared daily and reinvested monthly.
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

DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
STATEMENT OF INVESTMENTS                                                                  JULY 31, 1995 (UNAUDITED)
                                                                                                    PRINCIPAL
TAX EXEMPT INVESTMENTS-100.0%                                                                         AMOUNT           VALUE
                                                                                                --------------     --------------
MASSACHUSETTS-91.6%
Boston Water and Sewer Commission, Revenue, VRDN
    3.75%, Series A (LOC; State Street Bank) (a,b)..........................                     $    5,000,000  $    5,000,000
Town of Chicopee, BAN 4.25%, 8/1/96.........................................                          9,000,000       9,034,650
Commonwealth of Massachusetts, VRDN:
    3.80%, Series B (LOC; National Westminster Bank) (a,b)..................                          3,800,000       3,800,000
    3.80%, Series E (LOC; ABN-Amro Bank) (a,b)..............................                          7,300,000       7,300,000
Massachusetts Bay Transportation Authority, General Transportation System,
Revenue
    4.40%, Series 1984 A, 9/1/95 (LOC; State Street Bank) (b)...............                          5,000,000       5,000,000
Massachusetts Health and Education Facilities Authority, Revenue:
    (Boston University)
      3.45%, Series H, 8/8/95 (LOC; First National Bank of Chicago) (b).....                          7,000,000       7,000,000
    CP (Harvard University):
      3.85%, Series L, 8/22/95 (Guaranteed by; Harvard University)..........                          5,200,000       5,200,000
      3.30%, Series L, 9/19/95..............................................                          8,000,000       8,000,000
    VRDN:
      (Capital Asset Program):
          3.35%, Series G-1 (Insured; MBIA and SBPA; Credit Suisse) (a).....                         10,600,000      10,600,000
          3.45%, Series E (LOC; Sanwa Bank) (a,b)...........................                          7,550,000       7,550,000
          3.65%, Series D (Insured; MBIA and Liquidity: Sanwa Bank) (a).....                          8,000,000       8,000,000
          3.80%, Series B (Insured; MBIA and SBPA; Sanwa Bank) (a)..........                          1,200,000       1,200,000
      (Williams College) 3.65%, Series E (a)................................                          5,200,000       5,200,000
Massachusetts Housing Finance Agency:
    Refunding, VRDN (Multi-Family Housing Project)
      3.70% (LOC; Federal National Mortgage Association) (a,b)..............                          4,000,000       4,000,000
    SFHR 4.15%, Series 34, 6/1/96 (GIC; FGIC Capital Assets)................                          4,400,000       4,400,000
Massachusetts Industrial Finance Agency:
    Industrial Revenue:
      (Ocean Spray Cranberries Inc. Project) 4.30%, 10/15/95................                         3,500,000         3,500,000
      VRDN (Cambridge Isotope Labs Inc.) 4.10% (LOC; Fleet Bank) (a,b)......                          4,000,000       4,000,000
    PCR, Refunding:
      CP (New England Power Co. Project)
          4.10%, 8/16/95 (Guaranteed by; New England Power Co.).............                          6,000,000       6,000,000
      VRDN (Holyoke Water Power Co.)
          3.65%, Series A (LOC; Canadian Imperial Bank of Commerce) (a,b)...                          1,700,000       1,700,000
    Revenue:
      (Saint Mark's School-Southborough) 5.25%, 1/9/96 (LOC; Barclays Bank) (b)                       1,500,000       1,500,000
      VRDN:
          (Berkshire Project) 3.75% (LOC; National Westminster Bank) (a,b)..                          3,700,000       3,700,000
          (Groton School Project) 3.75% (LOC; National Westminster Bank) (a,b)                        4,800,000       4,800,000
          (New England Deaconess Project) 3.50%, Series B (LOC; Banque Paribas) (a,b)                 2,300,000       2,300,000

DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                       JULY 31, 1995 (UNAUDITED)
                                                                                                    PRINCIPAL
TAX EXEMPT INVESTMENTS (CONTINUED)                                                                    AMOUNT            VALUE
                                                                                                --------------     --------------
MASSACHUSETTS (CONTINUED)

Massachusetts Industrial Finance Agency (continued):
    Revenue (continued):
      VRDN (continued):
          Refunding (Showa Woman's Institute Inc.) 3.75% (LOC; Fuji Bank) (a,b)                  $    3,000,000  $    3,000,000
    RRR, Refunding, VRDN (Ogden Haverhill)
      3.45%, Series B (LOC; Union Bank of Switzerland) (a,b)................                          3,300,000       3,300,000
Massachusetts Port Authority, Multi-Modal Revenue, Refunding, VRDN
    4.20% (LOC; Landesbank Hessin) (a,b)....................................                          5,000,000       5,000,000
Massachusetts Water Resource Authority, CP
    3%, 9/19/95 (LOC; Morgan Guaranty Trust Co.) (b)........................                          5,000,000       5,000,000
Town of New Bedford, BAN 4.25%, 10/6/95 (Purchase Agreement; Fleet Bank)....                          1,800,000       1,802,564
Town of North Adams, BAN 4.50%, 6/30/96.....................................                          5,000,000       5,019,757
Pioneer Valley Transportation Authority, RAN:
    4%, 8/11/95.............................................................                          1,000,000       1,000,040
    4.10%, 8/11/95..........................................................                          1,700,000       1,700,112
    4.25%, 8/11/95..........................................................                            550,000         550,058
Quablin Regional School District, BAN 4.25%, 1/18/96........................                          6,385,000       6,393,364
Town of Watertown, BAN 4.30%, 10/12/95......................................                          1,141,000       1,141,214
Woods Hole Martha's Vineyard and Nantucket Steamship Authority,
    BAN 4.08%, 10/30/95.....................................................                          4,300,000       4,301,043
U.S. RELATED-8.4%
Commonwealth of Puerto Rico Government Development Bank, Refunding, VRDN
    3.45% (LOC; Credit Suisse) (a,b)........................................                          7,950,000       7,950,000
Commonwealth of Puerto Rico Highway and Transportation Authority,
    Highway Revenue, VRDN 3.45%, Series X (LOC: Landesbank Hessin,
    Swiss Bank Corp. and Union Bank of Switzerland) (a,b)...................                          6,475,000       6,475,000
                                                                                                                  -------------
TOTAL INVESTMENTS (cost $171,417,802).......................................                                       $171,417,802
                                                                                                                  =============

DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

SUMMARY OF ABBREVIATIONS
BAN           Bond Anticipation Notes                            PCR     Pollution Control Revenue
CP            Commercial Paper                                   RAN     Revenue Anticipation Notes
FGIC          Financial Guaranty Insurance Company               RRR     Resources Recovery Revenue
GIC           Guaranteed Investment Contract                     SBPA    Standby Bond Purchase Agreement
LOC           Letter of Credit                                   SFHR    Single Family Housing Revenue
MBIA          Municipal Bond Investors Assurance                 VRDN    Variable Rate Demand Notes
              Insurance Corporation

SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (C)              OR          MOODY'S             OR         STANDARD & POOR'S         PERCENTAGE OF VALUE
--------                           --------                       ------------------        ---------------------
F1+/F1                             VMIG1/MIG1, P1 (d)             SP1+/SP1, A1+/A1 (d)              82.0%
F2                                 VMIG2/MIG2, P2                 SP2, A2                           18.0
                                                                                                   -------
                                                                                                   100.0%
                                                                                                   ======

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (b) Secured by letters of credit. At July 31, 1995, 54.2% of the Fund's net assets are backed by letters of credit issued by domestic banks, foreign banks and government agencies.
    (c) Fitch currently provides creditworthiness information for a limited number of investments.
    (d) P1 and A1 are the highest ratings assigned tax-exempt commercial paper by Moody's and Standard & Poor's, respectively.



See independent accountants' review report and notes to financial statements.

DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES                                                               JULY 31, 1995 (UNAUDITED)
ASSETS:
    Investments in securities, at value-Note 1(a)...........................                                   $171,417,802
    Interest receivable.....................................................                                      1,000,855
    Prepaid expenses........................................................                                         10,851
                                                                                                              -------------
                                                                                                               172,429,508
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                    $     43,314
    Payable for investment securities purchased.............................                       9,034,650
    Accrued expenses and other liabilities..................................                         179,595          9,257,559
                                                                                                ------------        -----------
NET ASSETS..................................................................                                         $163,171,949
                                                                                                                   =============
REPRESENTED BY:
    Paid-in capital.........................................................                                        $163,203,379
    Accumulated net realized (loss) on investments..........................                                             (31,430)
                                                                                                                   -------------
NET ASSETS at value applicable to 163,203,379 outstanding shares of
    Beneficial Interest, equivalent to $1.00 per share (unlimited number of
of $.001 par value shares authorized).......................................                                         $163,171,949
                                                                                                                   =============
STATEMENT OF OPERATIONS                                                               SIX MONTHS ENDED JULY 31, 1995 (UNAUDITED)
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                         $ 2,876,533
    EXPENSES:
      Management fee-Note 2(a)..............................................                    $   381,552
      Shareholder servicing costs-Note 2(b).................................                         50,086
      Professional fees.....................................................                         17,787
      Custodian fees........................................................                         8,964
      Registration fees.....................................................                         5,621
      Prospectus and shareholders' reports..................................                         4,024
      Trustees' fees and expenses-Note 2(c).................................                         3,895
      Miscellaneous.........................................................                         9,903
                                                                                                ----------
                                                                                                   481,832
      Less-reduction in management fee due to
          undertakings-Note 2(a)............................................                       216,055
                                                                                                 ----------
            TOTAL EXPENSES..................................................                                           265,777
                                                                                                                 -------------
INVESTMENT INCOME-NET.......................................................                                         2,610,756
NET REALIZED (LOSS) ON INVESTMENTS-Note 1(b)................................                                              (902)
                                                                                                                  -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $ 2,609,854
                                                                                                                   =============
See independent accountants' review report and notes to financial statements.

DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                            YEAR ENDED       SIX MONTHS ENDED
                                                                                            JANUARY 31,        JULY 31, 1995
                                                                                              1995              (UNAUDITED)
                                                                                         ---------------   -------------------
OPERATIONS:
    Investment income-net................................................              $     3,174,481         $  2,610,756
    Net realized (loss) on investments...................................                      (30,528)                (902)
                                                                                          -------------        -------------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............                    3,143,953            2,609,854
                                                                                          -------------        -------------
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net................................................                   (3,174,481)          (2,610,756)
                                                                                          -------------        -------------
BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):
    Net proceeds from shares sold........................................                  335,930,188          200,930,976
    Dividends reinvested.................................................                    2,377,003            1,666,673
    Cost of shares redeemed..............................................                 (275,329,515)        (190,236,271)
                                                                                          -------------        -------------
      INCREASE IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS.......                   62,977,676           12,361,378
                                                                                          -------------        -------------
          TOTAL INCREASE IN NET ASSETS...................................                   62,947,148           12,360,476
NET ASSETS:
    Beginning of period..................................................                   87,864,325          150,811,473
                                                                                          -------------        -------------
    End of period........................................................                $ 150,811,473        $ 163,171,949
                                                                                          =============        =============




See independent accountants' review report and notes to financial statements.

DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                                SIX MONTHS ENDED
                                                                       YEAR ENDED JANUARY 31,                    JULY 31, 1995
                                                           ------------------------------------------------
PER SHARE DATA:                                              1992(1)     1993         1994           1995         (UNAUDITED)
                                                            --------   --------     --------       --------      -----------
    Net asset value, beginning of period..........          $1.0000     $1.0002    $1.0000        $1.0000          $  .9998
                                                            --------   --------     --------       --------      -----------
    INVESTMENT OPERATIONS:
    Investment income-net.........................           .0399        .0275      .0209          .0266             .0170
    Net realized gain (loss) on investments.......           .0002         -          -            (.0002)             -
                                                            --------   --------     --------       --------      -----------
      TOTAL FROM INVESTMENT OPERATIONS............           .0401        .0275      .0209          .0264             .0170
                                                            --------   --------     --------       --------      -----------
    DISTRIBUTIONS:
    Dividends from investment income-net..........          (.0399)      (.0275)     (.0209)       (.0266)           (.0170)
    Dividends from net realized gain on investments           -          (.0002)       -             -                 -
                                                            --------   --------     --------       --------      -----------
      TOTAL DISTRIBUTIONS.........................          (.0399)      (.0277)     (.0209)       (.0266)           (.0170)
                                                            --------   --------     --------       --------      -----------
    Net asset value, end of period................          $1.0002      $1.0000     $1.0000      $ .9998           $ .9998
                                                            ========   ========     ========       ========      ===========
TOTAL INVESTMENT RETURN...........................           4.41%(2)     2.81%        2.12%        2.70%           3.45%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.......             -           .19%         .28%         .28%            .35%(2)
    Ratio of net investment income to
      average net assets..........................           4.20%(2)     2.74%        2.09%        2.73%           3.42%(2)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..........           1.04%(2)      .66%         .53%         .46%            .28%(2)
    Net Assets, end of period (000's Omitted).....          $57,520      $72,383     $87,864      $150,811         $163,172
(1)    From March 1, 1991 (commencement of operations) to January 31, 1992.
(2)    Annualized.


See independent accountants' review report and notes to financial statements.

DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge. The Distributor, located at One Exchange Place, Boston Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00.
    (A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $30,500 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to January 31, 1995. If not applied, the carryover expires in fiscal 2003.
    At July 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the average daily value of the Fund's net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, interest on borrowings, brokerage and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund for any full fiscal year. However, the Manager had undertaken from February 1, 1995 through March 31, 1995 to waive receipt of the management fee payable to it by the Fund in excess of .15 of 1% of the value of the Fund's average daily net assets, and thereafter, had undertaken through July 19, 1995 to waive the management fee payable to it by the Fund to the extent that the Fund's aggregate expenses (excluding certain expenses as described above) exceeded specified annual percentages of the Fund's average daily net assets. The Manager has currently undertaken from July 20, 1995 through September 30, 1995 or until such time as the net assets of the Fund exceed $200 million, regardless of whether they remain at that level, to waive receipt of the management fee payable to it by the Fund in excess of
 .35 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertakings, amounted to $216,055 for the six months ended July 31, 1995.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for servicing shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the six months ended July 31, 1995, the Fund was charged an aggregate of $33,001 pursuant to the Shareholder Services Plan.
    (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000. The Chairman of the Board receives an additional 25% of such compensation.



DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
REVIEW REPORT OF ERNST & YOUNG LLP, INDEPENDENT ACCOUNTANTS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
    We have reviewed the accompanying statement of assets and liabilities of Dreyfus Massachusetts Municipal Money Market Fund, including the statement of investments, as of July 31, 1995, and the related statements of operations and changes in net assets and financial highlights for the six month period ended July 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management.
    We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, which will be performed for the full year with the objective of expressing an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.
    Based on our review, we are not aware of any material modifications that should be made to the interim financial statements and financial highlights referred to above for them to be in conformity with generally accepted accounting principles.
    We have previously audited, in accordance with generally accepted auditing standards, the statement of changes in net assets for the year ended January 31, 1995 and financial highlights for each of the fourh years in the period ended January 31, 1995 and in our report dated March 2, 1995, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.
[Ernst and Young LLP signature logo]


New York, New York
September 5, 1995


[Dreyfus lion "d" logo]
DREYFUS MASSACHUSETTS MUNICIPAL
MONEY MARKET FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
The Shareholder Services Group, Inc.
P.O. Box 9671
Providence, RI 02940




Further information is contained
in the Prospectus, which must
precede or accompany this report.




Printed in U.S.A.                            639SA957
[Dreyfus logo]
Massachusetts
Municipal
Money Market Fund
Semi-Annual
Report
July 31, 1995